UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2024

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 21, 2024, Community Health Systems, Inc. (the “Company”) announced that CHS/Community Health Systems, Inc. (the “Issuer”), its wholly owned subsidiary, had priced an offering of an additional $1,225.0 million aggregate principal amount of the Issuer’s outstanding 10.875% Senior Secured Notes due 2032 (the “Tack-On Notes”). This represents an increase of $100.0 million in aggregate principal amount in the offering size of the Tack-On Notes. The Tack-On Notes will be part of the same series as, and rank equally with, the Issuer’s 10.875% Senior Secured Notes due 2032 issued in December 2023. After giving effect to this offering, the Issuer will have $2,225.0 million aggregate principal amount of outstanding 10.875% Senior Secured Notes due 2032. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on May 21, 2024, the Issuer delivered to the trustee for delivery to holders of its 8.000% Senior Secured Notes due 2026 (the “2026 Notes”) a notice of conditional redemption to redeem on June 5, 2024 (the “Redemption Date”) all of the 2026 Notes that remain outstanding at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date. The redemption of the 2026 Notes is conditioned upon the Issuer having completed, after May 21, 2024 and on or prior to the Redemption Date, a debt financing on terms and conditions satisfactory to the Issuer yielding gross cash proceeds sufficient to pay the redemption price and fees and expenses related to the debt financing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

99.1	Press Release of Community Health Systems, Inc., dated May 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons
President and Chief Financial Officer (principal financial officer)